SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

OCTOBER 24, 2002
(Date of Earliest Event Reported)

KEY TRONIC CORPORATION
(Exact Name of Registrant as Specified in Charter)

WASHINGTON
(State or Other Jurisdiction of Incorporation)

0-11559	91-0849125
(Commission File Number)	(IRS Employer Identification No.)

NORTH 4424 SULLIVAN RD.
SPOKANE, WASHINGTON 99216
(Address of Principal Executive Offices)

(509) 928-8000
(Registrant’s Telephone Number, Including Area Code)

ITEM 5.    OTHER EVENTS.

On October 24, 2002, Key Tronic Corporation issued a press release announcing settlement of litigation in which it is a defendant.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS

Press Release, dated October 24, 2002, announcing litigation settlement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2002.

KEY TRONIC CORPORATION

By:	/s/ RONALD F. KLAWITTER
Ronald F. Klawitter Executive Vice President of Administration and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated October 24, 2002, announcing settlement of litigation in which it is a defendant.